Exhibit 10.5

EXHIBIT B

FOURTH ALLONGE TO TERM NOTE

This Furth Allonge (“Allonge”), dated as of November 6, 2019, is to the Amended and Restated Secured Term Promissory Note, dated as of August 16, 2016 in the initial principal amount of $3,000,000.00 (as amended by an Allonge dated November 13, 2017 and a Second Allonge dated April 27, 2018, and a Third Allonge dated November 14, 2018, the “Note”) made by Creative Realities, Inc., a Minnesota corporation, Creative Realities, LLC, a Delaware limited liability company, Conexus World Global, LLC, a Kentucky limited liability company, and Allure Global Solutions, Inc., a Georgia corporation, jointly and severally (each, and together herein referred to as “Maker”), payable to the order of Slipstream Communications, LLC, an Anguillan limited liability company (the “Holder”).

The Note was issued pursuant to that certain Loan and Security Agreement by and between, inter alia, Maker and the initial Holder dated as of August 16, 2016 (as amended by the First Amendment thereto dated as of December 12, 2016, the Second Amendment thereto dated as of November 13, 2017, the Third Amendment dated as of January 16, 2018, the Fourth Amendment dated as of April 27, 2018, the Fifth Amendment dated as of November 14 2018, the Joinder Agreement dated as of November 20, 2018 and the Sixth Amendment dated as of November 6, 2019, and as it may be further amended, restated, supplemented, modified or otherwise changed from time to time, the “Loan Agreement”), and are subject to the terms and conditions thereof.

The Note is hereby amended to change the Maturity Date to “June 30, 2021.”

Except as expressly amended hereby, the Note, including without limitation the default and acceleration provisions thereof, remain in full force and effect, and Makers hereby confirm their liability thereunder to Holder.

IN WITNESS WHEREOF, this Allonge is executed and attached, or copies attached, to the Note on the date first set forth above.

MAKERS

CREATIVE REALITIES, INC.
CREATIVE REALITIES, LLC
CONEXUS WORLD GLOBAL, LLC
ALLURE GLOBAL SOLUTIONS, INC.

By:	/s/ Richard Mills
Name:	Richard Mills
Title:	Chief Executive Officer